1 Fiscal 2025 fourth quarter results Peter Konieczny CEO Michael Casamento CFO 14 August 2025

2 Disclaimers and notes Cautionary Statement Regarding Forward-Looking Statements Unless otherwise indicated, references to "Amcor," the "Company," "we," "our," and "us" in this document refer to Amcor plc and its consolidated subsidiaries. This document contains certain statements that are "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like "believe," "expect," "target," "project," "may," "could," "would," "approximately," "possible," "will," "should," "intend," "plan," "anticipate," "commit," "estimate," "potential," "ambitions," "outlook," or "continue," the negative of these words, other terms of similar meaning, or the use of future dates. Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Neither Amcor nor any of its respective directors, executive officers, or advisors, provide any representation, assurance, or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Amcor. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on Amcor's business, including the ability to successfully realize the expected benefits of the merger of Amcor and Berry Global Group, Inc. Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to: risks arising from the integration of the Amcor and Berry Global Group, Inc., ("Berry Global") businesses as a result of the Merger completed on April 30, 2025 (the "Transaction"); risk of continued substantial and unexpected costs or expenses resulting from the Transaction; risk that the anticipated benefits of the Transaction may not be realized when expected or at all; risk that the Company's significant indebtedness may limit its flexibility and increase its borrowing costs; risk that the Merger related tax liabilities could have a material impact on the Company's financial results; changes in consumer demand patterns and customer requirements in numerous industries; risk of loss of key customers, a reduction in their production requirements, or consolidation among key customers; significant competition in the industries and regions in which we operate; an inability to expand our current business effectively through either organic growth, including product innovation, investments, or acquisitions; challenging global economic conditions; impacts of operating internationally; price fluctuations or shortages in the availability of raw materials, energy and other inputs, which could adversely affect our business; production, supply, and other commercial risks, including counterparty credit risks, which may be exacerbated in times of economic volatility; pandemics, epidemics, or other disease outbreaks; an inability to attract, develop, and retain our skilled workforce and manage key transitions; labor disputes and an inability to renew collective bargaining agreements at acceptable terms; physical impacts of climate change; significant disruption at key manufacturing facilities; cybersecurity risks, which could disrupt our operations or risk of loss of our sensitive business information; failures or disruptions in our information technology systems which could disrupt our operations, compromise customer, employee, supplier, and other data; rising interest rates that increase our borrowing costs on our variable rate indebtedness and could have other negative impacts; foreign exchange rate risk; a significant write-down of goodwill and/or other intangible assets; a failure to maintain an effective system of internal control over financial reporting; an inability of our insurance policies, including our use of a captive insurance company, to provide adequate protection against all of the key operational risks we face; an inability to defend our intellectual property rights or intellectual property infringement claims against us; litigation, including product liability claims or litigation related to Environmental, Social, and Governance ("ESG") matters, or regulatory developments; increasing scrutiny and changing expectations from investors, customers, suppliers, and governments with respect to our ESG practices and commitments resulting in additional costs or exposure to additional risks; changing ESG government regulations including climate-related rules; changing environmental, health, and safety laws; changes in tax laws or changes in our geographic mix of earnings; and changes in trade policy, including tariff and custom regulations or failing to comply with such regulations. These risks and uncertainties are supplemented by those identified from time to time in our filings with the Securities and Exchange Commission (the "SEC"), including without limitation, those described under Part I, "Item 1A - Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, and as updated by our quarterly reports on Form 10-Q. You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor does not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Presentation of current period and prior period financial results Constant currency ∆% excludes the impact of movements in foreign exchange rates. Further details related to non-GAAP measures and reconciliations to GAAP measures can be found in Appendix slides titled “Reconciliation of non-GAAP financial measures” in this presentation. On April 30, 2025, the all-stock acquisition of Berry Global was completed at a fixed exchange ratio of 7.25 Amcor shares for each Berry share. Unless otherwise specified, all results presented throughout this document for the three months ended June 30, 2025 and the twelve months ended June 30, 2025 do not include the financial results for the Berry Global business for the month of April 2025 and the months of July 2024 to April 2025 respectively, due to the closing of the combination between Amcor and Berry Global on April 30, 2025. Unless otherwise specified, all results presented throughout this document for the three months ended June 30, 2024 and the twelve months ended June 30, 2024 reflect the historical financial results of the legacy Amcor plc group which is considered the accounting acquirer in the combination between Amcor plc and Berry Global, which closed on April 30, 2025. Presentation of non-GAAP information Included in this release are measures of financial performance that are not calculated in accordance with U.S. GAAP. These measures include adjusted EBITDA and EBITDA (calculated as earnings before interest and tax and depreciation and amortization), adjusted EBIT and EBIT (calculated as earnings before interest and tax), adjusted net income, adjusted earnings per share, adjusted free cash flow, net debt and synergies from the Merger. In arriving at these non-GAAP measures, we exclude items that either have a non-recurring impact on the income statement or which, in the judgment of our management, are items that, either as a result of their nature or size, could, were they not singled out, potentially cause investors to extrapolate future performance from an improper base. Note that while amortization of acquired intangible assets is excluded from non-GAAP adjusted financial measures, the revenue of the acquired entities and all other expenses unless otherwise stated, are reflected in our non-GAAP financial performance earnings measures. While not all inclusive, examples of these items include: material restructuring programs, including associated costs such as employee severance, pension and related benefits, impairment of property and equipment and other assets, accelerated depreciation, termination payments for contracts and leases, contractual obligations, and any other qualifying costs related to restructuring plans; material sales and earnings from disposed or ceased operations and any associated profit or loss on sale of businesses or subsidiaries; changes in the fair value of economic hedging instruments on commercial paper and contingent purchase consideration; pension settlements; impairments in goodwill and equity method investments; material acquisition compensation and transaction costs such as due diligence expenses, professional and legal fees, financing-related expenses; and integration costs; material purchase accounting adjustments for inventory; amortization of acquired intangible assets from business combination; gains or losses on significant property and divestitures and significant property and other impairments, net of insurance recovery; certain regulatory and legal matters; impacts from highly inflationary accounting; expenses related to the Company's Chief Executive Officer transition; and impacts related to the Russia-Ukraine conflict.Amcor also evaluates performance on a comparable constant currency basis, which measures financial results assuming constant foreign currency exchange rates used for translation based on the average rates in effect for the comparable prior year period. In order to compute comparable constant currency results, we multiply or divide, as appropriate, current-year U.S. dollar results by the current year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior-year average foreign exchange rates. We then adjust for other items affecting comparability. While not all inclusive, examples of items affecting comparability include the difference between sales or earnings in the current period and the prior period related to disposed, or ceased operations. Comparable constant currency net sales performance also excludes the impact from passing through movements in raw material costs. Management has used and uses these measures internally for planning, forecasting and evaluating the performance of the Company’s reporting segments and certain of the measures are used as a component of Amcor’s Board of Directors’ measurement of Amcor’s performance for incentive compensation purposes. Amcor believes that these non-GAAP measures are useful to enable investors to perform comparisons of current and historical performance of the Company. For each of these non-GAAP financial measures, a reconciliation to the most directly comparable U.S. GAAP financial measure has been provided herein. These non-GAAP financial measures should not be construed as an alternative to results determined in accordance with U.S. GAAP. The Company provides guidance on a non-GAAP basis as we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant forward-looking items without unreasonable effort. These items include but are not limited to the impact of foreign exchange translation, restructuring program costs, asset impairments, possible gains and losses on the sale of assets, certain tax related events, and difficulty in making accurate forecasts and projections in connection with the legacy Berry Global business given recency of access to all relevant information. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP earnings and cash flow measures for the guidance period. Presentation of combined volume performance In order to provide the most meaningful comparison of results of volume performance by region and end market for the Amcor group and for each of its reportable segments, the Company has included commentary to reflect Amcor’s estimate of year-over-year volume performance for the three months ended June 30, 2025 for the legacy Amcor business, combined with year-over-year volume performance for the period May 1, 2025 to June 30, 2025 for the legacy Berry Global business. The combined volume performance information has been presented for informational purposes and Amcor believes this information reflects the impact of the combination, taking into account the allocation of volumes across both legacy businesses was managed on a combined network basis from May 1, 2025. The combined volume performance Information should be read in conjunction with the separate historical financial statements and accompanying notes contained in each of the Amcor and Berry Global periodic reports, as available. For avoidance of doubt, the combined volume performance information is not intended to be, and was not, prepared on a basis consistent with pro forma financial information required by Article 11 of Regulation S-X.

3

Guided by our values

SAFETY

CUSTOMERS

WINNING

AGILITY

SUSTAINABILITY

Safety is always our number one priority

Delivering industry leading safety performance


Annual recordable-case frequency rate
(per million hours worked)
Includes impact of acquired businesses
North America packaging materials industry average TRIR
2.3
11.2
4.1
2.0
2.8
1.4
1.3
0.27
0.57
2005
2010
2015
2020
2024
2025
2025 TRIR
2025 TRIR
Amcor
Berry

Notes: Amcor data, including 2025, reflects legacy Amcor business only. Berry 2025 TRIR reflects legacy Berry Global business for the months of May and June 2025. Recordable Case Frequency Rate (RCFR) expresses injuries per 1,000,000 hours worked. Graph data shown for a 12 month period ended June 30 unless otherwise indicated. Acquired businesses (including Bemis) are included in 2020 and account for the increase in frequency rate compared with 2015. Total Recordable Incident Rate (TRIR) expresses injuries per 200,000 hours worked. Amcor's TRIR is equivalent to Amcor's rate under OSHA (Occupational Safety & Health Administration). Average of North America paper manufacturing, plastic and rubber products manufacturing and printing and related support activities TRIR rate for 2023. Source: US Bureau of Labor Statistics.

4 Transformational acquisition of Berry Global closed 30 April: Stronger business, more complete offering for customers, significant value creation for shareholders • Increase in sales and EBIT from a transformational acquisition • Integration and synergy realization tracking in line with expectations • Identified core portfolio and strategic optimization actions • Strong year of growth expected in FY26: adjusted EPS up ~12-17%; FCF to double to $1.8-$1.9 billion Key messages

5

Financial result highlights

Increase in sales and EBIT from a strategically strengthened business

4Q Net Sales	4Q Adj. EBIT	4Q Adj. EPS[1]
$5,082m	$611m	20.0cps
+43%	+34%	-5%

FY25 Net Sales	FY25 Adj. EBIT	FY25 Adj. EPS[1]
$15,009m	$1,723m	71.2cps
+11%	+12%	+3%

Fourth quarter

- Combined volumes down 1.7%[2]. Generally softer than anticipated, particularly in North America. Volumes down ~1.4% ex NA beverage[2]
- Adj EBIT includes ~$200 million net acquired earnings. Remaining variation largely reflects lower than anticipated volumes along with higher costs in the NA beverage business

FY25

- Adj. FCF $926m, in line with expectations.
- Dividend Per Share increased to 51cps

Notes: Adjusted EBITDA, EBIT, EPS and FCF presented on an adjusted basis and growth rates for these, and Net Sales exclude the impact of movements in foreign exchange rates. Adjusted non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. [1]EPS includes impact of consideration shares issued for Berry Global acquisition. For fiscal 2025, the sum of quarters do not equal the total year amount due to the impact of changes in average quarterly shares outstanding. [2]Reflects Amcor's estimate of year-over-year volume performance for the three months ended June 30, 2025 combined with Berry year over year volume performance for the period May 1, 2025 to June 30, 2025. Full details related to these disclosures can be found under "Presentation of combined volume performance".

amcor

6 100+ days of integrating two highly complementary businesses On track. Building momentum. Confidence increased. • Customer feedback positive • Leadership teams in place. Culture aligning around shared purpose, values and behaviors • To date, >200 duplicated roles removed and 5 site closures actioned • Procurement pipeline validated and quick wins secured • Synergy expectations reaffirmed. $650m by year 3; $260m in FY26

7

Portfolio review identifies ~$20bn core portfolio - Global Leader in consumer packaging and dispensing solutions for Nutrition and Health


Specialty
~15%
Niche Applications – 15%
Health, Beauty, & Wellness
~25%
Beauty & Wellness 12%
Healthcare 13%
~$20B
Value Solutions 28%
Advanced Solutions 72%
Nutrition – Other 28%
Protein 12%
Liquid 8%
Food Svc 4%
Pet Food 3%
Other Dairy 5%
~60%
Nutrition

~$20 billion revenue core portfolio:

Where we play	Leading positions in large, resilient and growing end markets ~75% in more innovative Advanced Solutions platforms ~50% focused on high growth, high margin categories End markets with significant room for growth
How we win	Expanded multi-format product offering Unmatched material science, technical and sustainability capabilities Global scale and breadth for supply chain flexibility and resilience Capacity to reinvest

Significant room for value-creating growth in attractive end markets amcor

8 Healthcare Beauty & Wellness Nutrition Specialty Applications Expanded and uniquely positioned Flexible and Rigid Packaging Solutions product offering Amcor revenue ($) within total addressable market1 $3B $2B $11B $3B Unique multi-format product offering with room to grow 1 Amcor revenue reflects management estimate of combined revenue for legacy Amcor and legacy Berry for FY2025. Total addressable market per leading consulting firm estimates.

9

~50% of core portfolio focused on six high-growth, high margin categories. Supplying highly differentiated solutions








	Healthcare	Beauty and Wellness	Pet Food	Foodservice	Liquids	Protein
Key growth drivers	Anti-counterfeiting	Social media influence	Humanization and premiumization	On-the-go, convenient consumption	Organic food safety	Food safety and fresh protein consumption
	Aging population and increased access	Personalization	Demand for eco-friendly products	Affordability and accessibility	More sustainable formats (recyclability, PCR, lightweighting)	Customer automation
	Regulatory expertise	More sustainable formats (fiber, recyclability, PCR, refillable)	Organic, natural, and fresh pet food	More sustainable formats (fiber, recyclability, PCR)	Convenient consumption	More sustainable formats (recyclability, PCR)
Category Growth[1]	5-7%	3-4%	5-6%	4-5%	3-4%	3-4%

amcor

[1] Expected annual '23A – '28E category growth rates per leading consulting firm.

10

Identified portfolio optimization actions


Portfolio
Optimization
(~$2.5B)
Berry
~$23B
revenue
amcor
Core portfolio
(~$20B)

- Combined sales of $2.5 billion, including:
  - North America Beverage business. ~$1.5 billion sales
  - Smaller businesses with combined sales of ~$1 billion
- Businesses less aligned with one or more core portfolio attributes including:
  - Attractive growth & margin profile
  - Industry structure
  - Scale & leadership
- Exploring alternatives to maximize value, which may include restructuring, partnership and joint venture ownership models, cash sale or a combination thereof
- Actions initiated. While no definitive timeline, some progress expected in fiscal 2026
- Will remain disciplined and focused on maximizing value

Portfolio optimization improves focus and drives faster growth amcor

11

Global Flexible Packaging Solutions

Benefits from acquired earnings, favorable price/mix trends and cost performance

June quarter highlights

- Increased net sales of 18% includes 16% growth from ~$420 million acquired sales, net of divestments
- Increased adjusted EBIT of 11% includes 12% growth ($50 million) from acquired EBIT, net of divestments. Remaining year on year variation mainly reflects lower than anticipated volumes
- Combined volumes approximately 1.5% lower[1]
  - Volumes down LSD in North America - consumer and customer demand generally lower [1]
  - Volumes in Rest of World broadly in line with prior year - lower volumes in Europe partly offset by growth in Latin America and Asia [1]

$m	4Q24	4Q25	CC Δ
Net sales	2,686	3,205	+18%
Adjusted EBIT	403	450	+11%
Adjusted EBIT margin	15.0%	14.1%	



Revolutionary Perflex® shrink bag reduces material and improves production efficiency


ECOPACK
500ml

AmPrima® Plus spouted pouch delivering against customer design, functionality and sustainability objectives triscuit
original

Bag-in-box liners with 50% recycled content

amcor

Notes: The Global Flexible Packaging Solutions segment includes Amcor's legacy Flexible Packaging business and the newly acquired Berry Global Flexibles business. CC refers to Constant Currency. CC growth reconciliations can be found in the appendix. Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. [1]Reflects Amcor's estimate of year-over-year volume performance for the three months ended June 30, 2025 combined with Berry year over year volume performance for the period May 1, 2025 to June, 30 2025. Full details related to these disclosures can be found under "Presentation of combined volume performance".

12

Global Rigid Packaging Solutions

Customer offering, capabilities and financial profile transformed through Berry acquisition

June quarter highlights

- Increased net sales of 121% includes 129% growth from ~$1.1bn acquired sales, net of divestments
- Increased adjusted EBIT of 173% driven by 203% growth (~$150 million) from acquired EBIT, net of divestments. Unfavorable variance in the balance of the business reflects lower than anticipated volumes and higher costs in the North America Beverage business
- Combined segment volumes down 2% (down ~1% ex. N.A. Beverage)[1]
  - North America volumes down LSD ex. N.A. Beverage; consumer and customer demand generally lower [1]
  - Volumes in Rest of World in line with prior year [1]

$m	4Q24	4Q25	CC Δ
Net sales	849	1,877	+121%
Adjusted EBIT	75	204	+173%
Adjusted EBIT margin	8.8%	10.9%	



Bottle and cap solution incorporating recycled Polypropylene delivers against luxury and sustainability need for our customer


M&S × zoe
gut shot

Bottle and tamper evident tethered closure with 50% recycled content


Frosch



Multi component trigger dispensing system with metal spring replacement

Notes: The Global Rigid Packaging Solutions segment includes Amcor's legacy Rigid Packaging business and the newly acquired Berry Global Consumer Packaging International and Consumer Packaging North America businesses. CC refers to Constant Currency. CC growth reconciliations can be found in the appendix. Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. [1]Reflects Amcor's estimate of year-over-year volume performance for the three months ended June 30, 2025 combined with Berry year over year volume performance for the period May 1, 2025 to June 30, 2025. Full details related to these disclosures can be found under "Presentation of combined volume performance".

amcor

Cash flow and balance sheet

13

Cash flow ($ million)	FY24	FY25
Adjusted EBITDA	1,962	2,186
Interest and tax payments, net	(548)	(576)
Capital expenditure	(492)	(580)
Movement in working capital	(15)	34
Other	45	(138)
Adjusted Free Cash Flow	952	926

Balance sheet	June 30, 2025
Net debt ($ million)	13,271
Leverage[1]: Net debt / LTM EBITDA	~3.5x

- Adjusted Free Cash Flow of $926 million in line with expectations
- ~$850 million cash returned to shareholders year-to-date through compelling and growing dividend
- Leverage at ~3.5x in line with expectations
- Expect leverage of ~3.1 to 3.2x at 30 June 2026, excluding proceeds from potential asset sales amcor

Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBITDA and Adjusted Free Cash Flow and reconciliations to U.S. GAAP measures can be found in the appendix section.

[1]Leverage calculated as Net debt divided by management estimate of FY25 Adjusted cash EBITDA for Amcor and Berry.

14 Fiscal 2026 Outlook Amcor’s guidance for fiscal 2026 reflects a full 12 months ownership of the Berry Global business and does not take into account the impact of potential portfolio optimization actions which may be completed through the year. Amcor’s guidance contemplates a range of factors which create a higher degree of uncertainty and additional complexity when estimating future financial results. Refer to slide 2 for further information. Reconciliations of the fiscal 2026 projected non-GAAP measures are not included herein because the individual components are not known with certainty as individual financial statements for fiscal 2025 have not been completed. For the fiscal year ended June 30, 2026, the Company expects: • Adjusted EPS of approximately 80 to 83 cents per share, which represents constant currency growth of 12% to 17% compared with 71.2 cents per share in fiscal 2025. This includes pre-tax synergy benefits related to the Berry Global acquisition of approximately $260 million • Free Cash Flow of approximately $1.8 to $1.9 billion, which is after deducting approximately $220 million of net cash integration and transaction costs related to the Berry Global acquisition Other guidance considerations include: • Capital expenditure between $850 to $900 million; • Net interest expense between $570 to $600 million; and • An effective tax rate between 19% and 21%.

15 Transformational acquisition of Berry Global closed 30 April: Stronger business, more complete offering for customers, significant value creation for shareholders • Increase in sales and EBIT from a transformational acquisition • Integration and synergy realization tracking in line with expectations • Identified core portfolio and strategic optimization actions • Strong year of growth expected in FY26: adjusted EPS up ~12-17%; FCF to double to $1.8-$1.9 billion Key messages

16 Appendix slides Supplementary schedules and reconciliations

17

Synergy expectations reaffirmed – total of $650 million expected by year 3

Sources of synergy benefits identified and delivery not dependent on macro environment

Reaffirmed $260 million synergy benefits expected in fiscal 2026


~$530 million
Operational
~$45 million
G&A
~$160 million
Procurement
~$325 million
Cost synergies
~$60 million
Growth synergies
~$60 million
Financial synergies
~$650 million
Total synergies
Plus:
$280 million in one-time cash benefits from working capital efficiencies offsetting costs to achieve synergies


~$260 million
Year 1
~40% of total
~$260 million
Year 2
~40% of total
~$130 million
Year 3
~20% of total
~$650 million
Total synergies

amcor

Note: Synergies referenced on a pre-tax basis.

18

Amcor and Berry combination will deliver significant uplift in long-term Shareholder Value Creation Model

Accelerated growth platform

$3+ billion annual cash flow[1]

Continue to grow dividend per share

Ability to pursue accretive M&A and/or share repurchases

Amcor legacy current model

Annual cash flow
~$1.5bn

Re-invest in the business
~$500-600m

Acquisitions / share repurchases
~$300-400m

Dividend
~$750m

EPS growth
~5-10%

Historical yield
~4-5%

Total shareholder value ~10-15%

Amcor new model

Annual cash flow[1]
$3+ bn

Re-invest in the business
$1+ bn

Acquisitions / share repurchases
$1+ bn

Dividend
~$1.1bn

EPS growth
~10-15%

Yield
~3-4%

Total shareholder value ~13-18%

Note: Reflects long-term estimates. [1] Defined as combined operating cash flow including run-rate synergies, after interest and tax, before capital expenditures.

19 Reconciliations of non-GAAP financial measures

20 Reconciliations of non-GAAP financial measures

21 Reconciliations of non-GAAP financial measures

22 Reconciliations of non-GAAP financial measures

23 Reconciliations of non-GAAP financial measures